SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Under Rule 14a-12

|_|   Confidential, For Use of the
      Commission Only (as
      permitted by Rule 14a-
      6(e)(2))


                               The RBB Fund, Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)      Total fee paid:

--------------------------------------------------------------------------------

|_|      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


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         (2)      Form, Schedule or Registration Statement No.:


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         (3)      Filing Party:


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         (4)      Date Filed:

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                                     -- 2 --

                               THE RBB FUND, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                         August 6, 2002

To the Shareholders of The RBB Fund, Inc.:

         An Annual Meeting of Shareholders (the "Annual Meeting") of The RBB Fund, Inc. (the "Fund") will be held at the offices of the Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809, on Friday, August 30, 2002, at 10:00 a.m. (Eastern time), for the following purposes:

         1.       To elect six directors; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Annual Meeting in person. Shareholders of record at the close of business on July 12, 2002 are entitled to receive notice of and to vote at the Meeting. If you cannot be present at the Annual Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy Card in order that the Annual Meeting can be held and a maximum number of shares may be voted. If you received more than one proxy card, please be sure to complete, sign and return each one.

                 THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
   RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF DIRECTORS AS LISTED.

            IT IS IMPORTANT THAT PROXY CARD(S) BE RETURNED PROMPTLY.

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE URGED TO SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD(S) ARE SET FORTH AT THE END OF THE FOLLOWING PROXY STATEMENT.

         PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors,

Edward J. Roach
PRESIDENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                               THE RBB FUND, INC.
                         BELLEVUE PARK CORPORATE CENTER
                         400 BELLEVUE PARKWAY, 4TH FLOOR
                           WILMINGTON, DELAWARE 19809


                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The RBB Fund, Inc. (the "Fund") for use at the Fund's Annual Meeting of Shareholders to be held at the offices of the
Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809, on Friday, August 30, 2002, at 10:00 a.m. (Eastern time), and at any adjournment thereof (the "Meeting"). This Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders, and the enclosed Proxy Card(s) are expected to be mailed on or about August 6, 2002.

         The investment portfolios currently offered by the Fund are: Bogle Investment Management Small Cap Growth Fund, Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund, Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners All-Cap Value Fund, Money Market Portfolio (Bedford Class and Sansom Street Class), n/i numeric investors Small Cap Value Fund, n/i numeric investors Emerging Growth Fund (formerly, the n/i numeric investors Micro Cap Fund), n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund and Schneider Small Cap Value Fund (each a "Portfolio" and collectively the "Portfolios").

         All proxies in the enclosed form that are properly executed and returned to the Fund will be voted as provided therein at the Annual Meeting or at any adjournment thereof. If you hold shares in more than one Portfolio you will receive more than one Proxy Card. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Fund. Signing and mailing the Proxy Card will not affect your right to give a later proxy or to attend the Annual Meeting and vote your shares in person.

         The Board of Directors intends to bring before the Annual Meeting the matters set forth in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to that item in accordance with the directions of the shareholder as specified on the Proxy Card. If no choice is specified, the shares will be voted in favor of (i) the election of directors as listed; and (ii) in the discretion of the proxies, any other matter not presently known which may properly come before the meeting or any adjournment thereof.

         Proxy solicitations will be made primarily by mail, but solicitations may also be made by personal interview conducted by officers or employees of the Fund or PFPC Inc., the Fund's

                                    -- 1 --
administrator. The Fund will bear the entire cost of preparing, printing and mailing this proxy statement, the Proxy Cards and any additional materials which may be furnished to shareholders.

         Only shareholders of record at the close of business on July 12, 2002 ("Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the following shares of each Class of the Fund's Portfolios were outstanding and entitled to vote:

PORTFOLIO                                                SHARES OUTSTANDING AND
                                                            ENTITLED TO VOTE
                                                            ----------------

Bogle Investment Management Small Cap Growth Fund
         Investor Class.....................................     4,966,396.72
         Institutional Class................................     4,340,859.33
Boston Partners Large Cap Value Fund
         Investor...........................................       695,742.46
         Institutional Class...............................      4,322,510.24
Boston Partners Mid Cap Value Fund
         Investor Class.....................................       492,909.38
         Institutional Class................................     5,180,505.64
Boston Partners Small Cap Value Fund II
         Investor Class.....................................    20,322,973.62
         Institutional Class................................     2,744,566.05
Boston Partners Long/Short Equity Fund
         Investor Class.....................................     3,480,803.74
         Institutional Class................................     4,307,445.78
Boston Partners All-Cap Value Fund
         Investor Class.....................................         1,035.33
         Institutional Class................................       186,743.48
Money Market Portfolio
         Bedford Class......................................    53,719,814.20
         Samson Street Class..............................     210,573,415.09
n/i numeric investors Small Cap Value Fund..................     7,957,259.42
n/i numeric investors Emerging Growth Fund (formerly,
   the n/i numeric investors Micro Cap Fund)................     8,244,324.34
n/i numeric investors Growth Fund...........................     3,537,127.98
n/i numeric investors Mid Cap Fund..........................     2,121,796.53
Schneider Small Cap Value Fund..............................     3,234,310.98


         Each shareholder of record on the Record Date is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held. All shareholders of the Fund will vote in the aggregate, and not by Portfolio or Class. Cumulative voting is not permitted.

                                    -- 2 --

         THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUND'S ANNUAL REPORTS TO SHAREHOLDERS DATED AUGUST 31, 2001 AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED FEBRUARY 28, 2002 TO ANY SHAREHOLDER UPON REQUEST. THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO THE FUND AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT BY CALLING THE FUND AS
FOLLOWS: FOR THE BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND CALL (877) 264-5346; FOR THE BOSTON PARTNERS FAMILY OF FUNDS CALL (888) 261-4073; FOR THE MONEY MARKET PORTFOLIO - BEDFORD FAMILY CALL (800) 533-7719; FOR THE MONEY MARKET PORTFOLIO - SANSOM STREET FAMILY CALL (800) 430-9618; FOR THE N/I NUMERIC INVESTORS FAMILY OF FUNDS CALL (800) 348-5031; AND FOR THE SCHNEIDER SMALL CAP VALUE FUND CALL (888) 520-3277. THE ANNUAL AND SEMI-ANNUAL REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.


                       NOMINEES FOR ELECTION AS DIRECTORS

         At the Annual Meeting, shareholders will be asked to elect six directors who will constitute the entire Board of Directors of the Fund. The nominees are Julian A. Brodsky, J. Richard Carnall, Francis J. McKay, Arnold M. Reichman, Robert Sablowsky and Marvin E. Sternberg. Except for Mr. Carnall, all nominees are currently directors of the Fund. Messrs. Brodsky, McKay and Sternberg have served as directors of the Fund since its organization in 1988, and were last elected by the shareholders on December 22, 1989. Messrs. Reichman and Sablowsky were appointed to the Board of Directors on April 23, 1991 and November 5, 1991, respectively. Mr. Carnall was nominated to serve as a director at a regular meeting of the Fund's Board held on April 24, 2002 to fill the vacancy on the Board created by the retirement of the Fund's Chairman and director, Donald van Roden, effective July 1, 2002. Messrs. Carnall, Reichman and Sablowsky have not been elected by shareholders. If elected, each director will serve until the next annual meeting of shareholders and the election and qualification of his successor, or until the director's status as a director is sooner terminated as provided in the Fund's By-Laws. Normally, annual meetings of shareholders to elect directors will be held only as required by the Investment Company Act of 1940, as amended (the "1940 Act"), and the Maryland Business Corporation Law.

         Each nominee has consented to being named in this proxy statement and to serve if elected. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee or nominees as the Board of Directors may recommend, unless a decision is made to reduce the number of directors.

         The following table sets forth the nominees for election as directors of the Fund, their ages, term of office, including length of time served as a director, principal occupations for the past five or more years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the 1940 Act, and the number of portfolios in the Fund Complex that they oversee. The Fund Complex includes investment portfolios with a common or affiliated investment adviser. The Fund Complex is comprised of the Fund, currently consisting of twelve Portfolios and all other registered investment companies to which the Fund's advisers or their

                                    -- 3 --
affiliates serve as investment adviser. Each director and nominee may be contacted in writing in care of Edward J. Roach, President, The RBB Fund, Inc., Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809.


NOMINEES FOR ELECTION
---------------------

INTERESTED DIRECTOR NOMINEES

J. RICHARD CARNALL*
AGE:  63
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE:  Not applicable.
PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Since January 1987, Director of PFPC Inc.; until April 2002, Chairman and Chief Executive Officer of PFPC Inc., Executive Vice President of PNC Bank, National Association, Director of PFPC International Ltd. (financial services), Director of PFPC International (Cayman) Ltd. (financial services) and Director of International Dollar Reserve Fund, Ltd. (Cayman mutual fund company); until January 2002, Governor of the Investment Company Institute (investment company industry trade organization); until March 1998, Director of PNC Asset Management, Inc.(investment advisory); until November 1997, Director of PNC National Bank; since May 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.). Mr. Carnall provides consulting services from time to time to PFPC Inc.
OTHER DIRECTORSHIPS HELD:  None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN:  Twelve.

*Mr. Carnall may be deemed an "interested person" of the Fund, as that term is defined in the 1940 Act, because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Fund's Money Market Portfolio, BlackRock Institutional Management Corporation and the Fund's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Carnall also owns shares of PFPC Inc., the Fund's administrator.


ROBERT SABLOWSKY**
AGE:  64
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Director since 1991. PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Fahnestock Co, Inc. (a registered broker-dealer).
OTHER DIRECTORSHIPS HELD:  None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN:  Twelve.

**Mr. Sablowsky may be deemed an "interested person" of the Fund because he is an officer of a registered broker-dealer.

                                    -- 4 --

INDEPENDENT DIRECTOR NOMINEES

JULIAN A. BRODSKY
AGE:  69
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Director since 1988. PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS: Since 1969, Director and Vice Chairman of Comcast Corporation (cable television and communications); Director of NDS Group PLC (provider of systems and applications for digital pay TV). OTHER DIRECTORSHIPS HELD: None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN:  Twelve.


FRANCIS J. MCKAY
AGE:  66
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Director since 1988. PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS: Since 1963, Vice President of Fox Chase Cancer Center (biomedical research and medical care).
OTHER DIRECTORSHIPS HELD:  None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN:  Twelve.


ARNOLD M. REICHMAN
AGE:  54
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Director since 1991. PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Since 2000, Director of Gabelli Partners, L.P. (an investment partnership); Chief Operating Officer and member of the Board of Directors of Outercurve Technologies (wireless enabling services) until April 2001; Chief Operating Officer and a member of the Executive Operating Committee of Warburg Pincus Asset Management, Inc.; Executive Officer and Director of Credit Suisse Asset Management Securities, Inc. (formerly Counselors Securities, Inc.) and Director/Trustee of various investment companies advised by Warburg Pincus Asset Management, Inc. until September 15, 1999; Prior to 1997, Managing Director of Warburg Pincus Asset Management, Inc.
OTHER DIRECTORSHIPS HELD:  None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN:  Twelve.


MARVIN E. STERNBERG
AGE:  68
POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Director since 1988. PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS: Since 1974, Chairman, Director and President of Moyco Technologies, Inc. (manufacturer of precision coated and industrial abrasives).
OTHER DIRECTORSHIPS HELD:  None.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN:  Twelve.

Prior to July 1, 2002, Mr. Sternberg directly or indirectly held money market accounts with PNC Bank, an affiliate of the investment adviser to the Fund's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Fund's principal underwriter, PFPC Distributors, Inc.

                                    -- 5 --

OFFICERS
--------

         Information concerning the names, ages, positions with the Fund, term of office, including length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Fund is set out below. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his successor is elected and qualified.


EDWARD J. ROACH
AGE:  78.
POSITION HELD WITH THE FUND AND TERM OF OFFICE: President of the Fund since 1991; Treasurer the Fund since 1988.
PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Certified Public Accountant; Vice Chairman of the Board of Fox Chase Cancer Center; Trustee Emeritus of Pennsylvania School for the Deaf; Trustee Emeritus of Immaculata College; President or Vice President and Treasurer of various investment companies advised by subsidiaries of PNC Bank Corp. (1981-1997); Managing General Partner and President of Chestnut Street Exchange Fund; Director of the Bradford Funds, Inc. (1996-2000).


TIMOTHY K. BIEDRZYCKI
AGE:  53.
POSITION HELD WITH THE FUND AND TERM OF OFFICE: Secretary of the Fund since 2000; Assistant Treasurer since 1998.
PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Since 1998, Director and Vice President, Fund Accounting and Administration of PFPC Inc.; Director and Vice
President, Fund Accounting and Administration of Federated Services Company (1994-1997).


         For the Fund's fiscal year ended August 31, 2001, the directors received an annual retainer of $15,000 for serving as directors, plus a meeting fee of $1,250 per each meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. The basis of such compensation has been the same during the fiscal year ending August 31, 2002. The Board of Directors held five regularly scheduled and special meetings during the year ended August 31, 2001. All of the incumbent directors attended every Board meeting during that year, except Mr. Reichman who attended all but two Board meetings.

                                    -- 6 --

         The following table provides information concerning the compensation of each of the Fund's directors for services rendered during the Fund's fiscal year ended August 31, 2001:


                                                            COMPENSATION TABLE

                                          AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                                        COMPENSATION        BENEFITS ACCRUED AS       BENEFITS UPON        FUND AND FUND COMPLEX
NAME OF PERSON/POSITION                FROM REGISTRANT     PART OF FUND EXPENSES        RETIREMENT           PAID TO DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------


Julian A. Brodsky,                         $ 21,250                N/A                      N/A                  $ 21,250
Director
Francis J. McKay,                          $ 22,500                N/A                      N/A                  $ 22,500
Director
Arnold M. Reichman,                        $ 18,750                N/A                      N/A                  $ 18,750
Director
Robert Sablowsky,                          $ 21,250                N/A                      N/A                  $ 21,250
Director
Marvin E. Sternberg,                       $ 22,500                N/A                      N/A                  $ 22,500
Director
Donald van Roden,                          $ 27,250                N/A                      N/A                  $ 27,250
Director and Chairman*

* Retired from the Board effective July 1, 2002.



OWNERSHIP OF FUND SHARES

         As of July 1, 2002, the nominees, directors and executive officers of the Fund owned, in the aggregate, less than 1% of each class of the Fund's outstanding shares. The following table sets forth, as of July 1, 2002, the dollar range of equity securities beneficially owned by each nominee for director.


                                    -- 7 --

INTERESTED DIRECTOR NOMINEES

                                                  DOLLAR RANGE OF EQUITY SECURITIES OWNED
                                                  ---------------------------------------
PORTFOLIO                                   J. RICHARD CARNALL                  ROBERT SABLOWSKY
---------                                   ------------------                  ----------------

Bogle Small Cap Growth                              $0                           $10,001-50,000
Boston Partners Large Cap Value                      0                                 0
Boston Partners Mid Cap Value                        0                           $50,001-100,000
Boston Partners Small Cap Value II                   0                                 0
Boston Partners Long/Short Equity                    0                                 0
Boston Partners All-Cap Value                        0                                 0
Money Market Portfolio                               0                                 0
n/i Numeric Small Cap Value                          0                                 0
n/i Numeric Emerging Growth                          0                            $10,001-50,000
n/i Numeric Growth                                   0                            $10,001-50,000
n/i Numeric Mid Cap                                  0                            $10,001-50,000
Schneider Small Cap Value                            0                                 0
                                            ----------------------------------------------------
AGGREGATE DOLLAR RANGE IN
ALL PORTFOLIOS IN RBB FAMILY                         0                             over $100,000




NON-INTERESTED DIRECTOR NOMINEES


                                                  DOLLAR RANGE OF EQUITY SECURITIES OWNED
                                                  ---------------------------------------
PORTFOLIO                           JULIAN A.         FRANCIS J.              ARNOLD M.        MARVIN E.
                                    BRODSKY             MCKAY                 REICHMAN         STERNBERG
                                    -------             -----                 --------         ---------

Bogle Small Cap Growth                $0                  $0                      $0               $0
Boston Partners Large Cap Value        0                   0                       0                0
Boston Partners Mid Cap Value          0               $1-10,000                   0                0
Boston Partners Small Cap Value II     0               $10,001-50,000              0                0
Boston Partners Long/Short Equity      0                   0                       0                0
Boston Partners All-Cap Value          0                   0                       0                0
Money Market Portfolio                 0                   0                       0                0
n/i Numeric Small Cap Value            0                   0                       0                0
n/i Numeric Emerging Growth            0               $10,001-50,000              0                0
n/i Numeric Growth                     0               $1-10,000                   0                0
n/i Numeric Mid Cap                    0               $10,001-50,000              0                0
Schneider Small Cap Value              0               $10,001-50,000              0                0
                                    --------------------------------------------------------------------
AGGREGATE DOLLAR RANGE IN
ALL PORTFOLIOS IN RBB FAMILY           0               $50,001-100,000             0                0

                                    -- 8 --

STANDING BOARD COMMITTEES

         The Board of Directors has established three standing committees in connection with their governance of the Fund: Audit; Executive; and Nominating.

         Messrs. Brodsky, McKay and Sternberg are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors. During the fiscal year ended August 31, 2001, the Audit Committee convened three times.

         Messrs. McKay and Reichman are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2001.

         Messrs. Brodsky and McKay are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Fund's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2001.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Upon  the  recommendation  of  the  Audit  Committee,   the  Board  has
re-appointed PricewaterhouseCoopers LLP ("PwC") as the Fund's independent auditors for the fiscal year ending August 31, 2002.

INDEPENDENT AUDITOR'S FEES

         AUDIT FEES: For the Fund's fiscal year ended August 31, 2001, the aggregate fees paid by the Fund to PwC for the annual audit of the Fund's financial statements were $197,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: For the Fund's fiscal year ended August 31, 2001, the auditors did not provide any professional services related to financial information systems design and implementation.

         ALL OTHER FEES: For the same period, aggregate fees of $91,500 were paid by the Fund and Boston Partners Asset Management, L.P. ("Boston Partners") to PwC for other services, including $12,000 paid by the Fund for inspection of portfolio securities required pursuant to Rule 17f-2 of the 1940 Act, $36,500 paid by Boston Partners for the December 31, 2001 fiscal year end audit of Boston Partners' financial statements and $43,000 for examination of portfolio composites managed by Boston Partners for compliance with standards established by the Association for Investment Management and Research ("AIMR") for the year ended December 31, 2001.

                                    -- 9 --

         The Audit Committee has considered the level of audit and non-audit services provided by the auditors to Boston Partners in its deliberations of auditor independence.

         Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions from shareholders, if necessary.

         The Board of Directors recommends that shareholders vote FOR the election of Messrs. Brodsky, Carnall, McKay, Reichman, Sablowsky and Sternberg as directors of the Fund.



                               VOTING INFORMATION

         In accordance with the By-Laws of the Fund and Maryland business corporation laws, approval of the proposal to elect directors requires the affirmative vote of a plurality of all the votes cast at a meeting at which a quorum is present. The presence in person or by proxy of the holders of one-third of all the votes entitled to be cast at the meeting will constitute a quorum. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

         In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present at the Annual Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Annual Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Annual Meeting in person or by proxy.


                                 OTHER BUSINESS

         The Fund does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund's By-Laws, as amended, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Fund at its principal office within a reasonable time before such meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

         As of the date of this Proxy Statement, the directors are not aware of any matters to be presented for action at this Annual Meeting, other than those described above. Should other

                                    -- 10 --
business properly be brought before this Meeting, it is intended that the accompanying Proxy(ies) will be voted thereon in accordance with the judgment of the persons named as proxies.


                             ADDITIONAL INFORMATION

INVESTMENT ADVISERS

         BlackRock Institutional Management Corporation, with offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809, serves as investment adviser to the Money Market Portfolio. Bogle Investment Management, L.P., located at 57 River Street, Suite 206, Wellesley, MA 02481, serves as investment adviser to the Bogle Investment Management Small Cap Growth Fund. Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, MA 02109, serves as investment adviser to the Boston Partners Family of Funds. Numeric Investors L.P., with offices at One Memorial Drive, Cambridge, MA 02142, serves as investment adviser to the n/i numeric family of Funds. Schneider Capital Management Company, with offices at 460 East Swedesford Road, Suite 1080, Wayne, PA 19087, serves as investment adviser to the Schneider Small Cap Value Fund.

PRINCIPAL UNDERWRITER AND ADMINISTRATORS

         PFPC Distributors, Inc., located at 3200 Horizon Drive, King of Prussia, PA, 19406, serves as the exclusive underwriter for shares of the Fund. The Fund's administrator is PFPC Inc., located at 400 Bellevue Parkway, Wilmington, DE 19809. Bear Stearns Funds Management Inc., located at 575 Lexington Avenue, 9th Floor, New York NY 10022, is the co-administrator of the n/i numeric investors family of Funds.


PRINCIPAL HOLDERS OF VOTING SECURITIES

         Appendix A to this Proxy Statement identifies holders of more than 5% of any class of shares of the Fund's common stock as of the Record Date.


Dated:  August 6, 2002



    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH
     TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED
      PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED
                        IF MAILED IN THE UNITED STATES.

                                    -- 11 --

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

     REGISTRATION                                                 VALID SIGNATURES
     ------------                                                 ----------------
     CORPORATE ACCOUNTS
     (1) ABC Corp..................................................ABC Corp.
     (2) ABC Corp..................................................John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer.........................John Doe
     (4) ABC Profit Sharing Plan...................................John Doe, Treasurer

     TRUST ACCOUNTS
     (1) ABC Trust.................................................Jane B. Doe, Treasurer
     (2) Jane B. Doe, Trustee u/t/d 12/28/78.......................Jane B. Doe

     CUSTODIAL OR ESTATE ACCOUNTS
     (1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA.........John B. Smith
     (2) John B. Smith.............................................John B. Smith, Jr., Executor

                                 -- 12 --

                                   APPENDIX A

As of the Record Date, to the Fund's knowledge, the following shareholders owned of record more than 5% of the outstanding common stock of each class of the Fund indicated below. The Fund does not know whether such persons also beneficially own such shares.


-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO AND CLASS             SHAREHOLDER NAME AND ADDRESS                             NUMBER OF SHARES OF   PERCENTAGE OF
                                                                                             CLASS OWNED         SHARES OF
                                                                                                                CLASS OWNED
------------------------------- ------------------------------------------------------- --------------------- ---------------
MONEY MARKET                    Saxon and Co.
PORTFOLIO-SANSOM                c/o PNC Bank, N.A.                                         195,745,902.00         92.96%
STREET CLASS                    F6-F266-02-2
                                8800 Tinicum Blvd.
                                Philadelphia, PA 19153-3111
------------------------------- ------------------------------------------------------- --------------------- ---------------
                                Painewebber                                                 13,420,291.64          6.37%
                                C/O SAL Pace Managed Account Services
                                A/C 32 32 400 4000038
                                1200 Harbor BLVD STE 3
                                Weehawken, NJ 07086-6728
------------------------------- ------------------------------------------------------- --------------------- ---------------
N/I EMERGING                    Charles Schwab & Co., Inc                                      831,302.93         10.08%
GROWTH FUND                     Special Custody Account for the Exclusive
(FORMERLY MICRO CAP FUND)       Benefit of Customers
                                Attn: Mutual Funds
                                A/C 3143-0251
                                101 Montgomery St.
                                San Francisco, CA 94104-4122
------------------------------- ------------------------------------------------------- --------------------- ---------------
N/I GROWTH FUND                 Charles Schwab & Co., Inc                                      197,732.08          5.59%
                                Special Custody Account for the Exclusive
                                Benefit of Customers
                                Attn: Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104-4122
------------------------------- ------------------------------------------------------- --------------------- ---------------
N/I MID CAP FUND                Charles Schwab & Co., Inc                                      449,742.59         21.20%
                                Special Custody Account for the Exclusive
                                Benefit of Customers
                                Attn: Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104-4122
------------------------------- ------------------------------------------------------- --------------------- ---------------
N/I SMALL CAP VALUE FUND        National Investor Services Corp.                               989,698.96         12.44%
                                for the Exclusive Benefit of Our Customers
                                55 Water St. 32nd Floor
                                New York, NY 10041-3299
------------------------------- ------------------------------------------------------- --------------------- ---------------
                                Charles Schwab & Co., Inc.                                   2,467,564.10         31.01%
                                Special Custody Account for the Exclusive
                                Benefit of Customers
                                Attn: Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------- --------------------- ---------------

                                    -- A-1 --


-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO AND CLASS             SHAREHOLDER NAME AND ADDRESS                             NUMBER OF SHARES OF   PERCENTAGE OF
                                                                                             CLASS OWNED         SHARES OF
                                                                                                                CLASS OWNED
------------------------------- ------------------------------------------------------- --------------------- ---------------
BOSTON PARTNERS LARGE CAP       Charles Schwab & Co., Inc.                                     584,961.70         13.53%
VALUE FUND - INSTITUTIONAL      Special Custody Account for the Exclusive
SHARES                          Benefit of Customers
                                Attn: Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104-4122
------------------------------- ------------------------------------------------------- --------------------- ---------------
BOSTON PARTNERS LARGE CAP       National Financial Services Corp.                               41,785.32          6.01%
VALUE FUND-INVESTOR SHARES      for Exclusive Benefit of Our Customers
                                Attention: Mutual Funds  5th Floor
                                200 Liberty St. 1 World Financial Center
                                New York, NY 10281-1003
------------------------------- ------------------------------------------------------- --------------------- ---------------
                                Charles Schwab & Co., Inc.                                     353,050.36         50.74%
                                Special Custody Account for Benefit of Customers
                                Attn: Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104-4122
------------------------------- ------------------------------------------------------- --------------------- ---------------
BOSTON PARTNERS MID CAP VALUE   American Express Trust Co.                                     935,054.03         18.05%
FUND-INSTITUTIONAL SHARES       FBO American Express
                                Retirement Serv Plans
                                Attn: Pat Brown
                                50534 AXP Financial Center
                                Minneapolis, MN 55474-0505
------------------------------- ------------------------------------------------------- --------------------- ---------------
BOSTON PARTNERS MID CAP VALUE   National Financial Services Corp.                               68,664.20         13.93%
FUND - INVESTOR SHARES          for Exclusive Benefit of Our Customers
                                Attn: Mutual Funds 5th Floor
                                200 Liberty St. #CE
                                New York, NY 10281-1003
------------------------------- ------------------------------------------------------- --------------------- ---------------
BOSTON PARTNERS                 National Financial Services Corp.                              333,845.87         12.16%
SMALL CAP VALUE FUND II         for the Exclusive Benefit of Our Customers
-INSTITUTIONAL SHARES           Attn: Mutual Funds 5th Floor
                                200 Liberty St.
                                1 World Financial Center
                                New York, NY 10281-1003
------------------------------- ------------------------------------------------------- --------------------- ---------------
                                National Investor Services Corp.                               158,015.93          5.76%
                                FBO Exclusive Benefit for Our Customers
                                55 Water St.
                                New York, NY 10041-0004
------------------------------- ------------------------------------------------------- --------------------- ---------------
BOSTON PARTNERS SMALL CAP       National Financial Services Corp.                            7,333,028.83         36.08%
VALUE FUND II - INVESTOR        for the Exclusive Benefit of Our Customers
SHARES                          Attn: Mutual Funds 5th Floor
                                200 Liberty St.
                                1 World Financial Center
                                New York, NY 10281-1003
------------------------------- ------------------------------------------------------- --------------------- ---------------

                                    -- A-2 --



-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO AND CLASS             SHAREHOLDER NAME AND ADDRESS                             NUMBER OF SHARES OF   PERCENTAGE OF
                                                                                             CLASS OWNED         SHARES OF
                                                                                                                CLASS OWNED
------------------------------- ------------------------------------------------------- --------------------- ---------------
                                National Investor Services Corp.                             1,502,643.39          7.39%
                                FBO Exclusive Benefit of Our Customers
                                55 Water Street
                                New York, NY 10041-0004
------------------------------- ------------------------------------------------------- --------------------- ---------------
                                Charles Schwab & Co., Inc.                                   8,224,646.18         40.47%
                                Special Custody Account for
                                Benefit of Customers
                                Attn: Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104-4122
------------------------------- ------------------------------------------------------- --------------------- ---------------
BOSTON PARTNERS LONG/SHORT      National Financial Services Corp.                              574,578.39         13.34%
EQUITY FUND -                   for the Exclusive Benefit of Our Customers
INSTITUTIONAL SHARES            Attn: Mutual Funds 5th Floor
                                200 Liberty St. #CE
                                New York, NY 10281-1003
------------------------------- ------------------------------------------------------- --------------------- ---------------
                                National Investor Services Corp.                               414,844.58          9.63%
                                FBO Exclusive Benefit of Our Customers
                                55 Water Street
                                New York, NY 10041-0004
------------------------------- ------------------------------------------------------- --------------------- ---------------
                                Charles Schwab & Co., Inc.                                   2,774,073.07         64.40%
                                Special Custody Account
                                for Benefit of Customers
                                Attn:  Mutual Funds
                                101 Montgomery Street
                                San Francisco, CA 94104-4122
------------------------------- ------------------------------------------------------- --------------------- ---------------
BOSTON PARTNERS LONG/SHORT      National Financial Services Corp.                            2,413,370.54         69.33%
EQUITY FUND -                   for the Exclusive Benefit of Our Customers
INVESTOR SHARES                 200 Liberty St. #CE
                                New York, NY 10281-1003
------------------------------- ------------------------------------------------------- --------------------- ---------------
BOSTON PARTNERS ALL-CAP VALUE   Boston Partners Asset Management LP                            186,188.70         99.70%
FUND - INSTITUTIONAL SHARES     Attn:  Jan Penney
                                28 State Street
                                Boston, MA 02109-1775
------------------------------- ------------------------------------------------------- --------------------- ---------------
BOSTON PARTNERS ALL-CAP VALUE   Edward H. Grant and Carol A. Grant                                 535.33         51.71%
FUND - INVESTOR SHARES          JtTenWROS
                                28 Windrush Lane
                                Osterville, MA 02655-2317
------------------------------- ------------------------------------------------------- --------------------- ---------------
                                Boston Partners Asset Management LP                                500.00         48.29%
                                Attn:  Jan Penney
                                28 State Street
                                Boston, MA 02109-1775
------------------------------- ------------------------------------------------------- --------------------- ---------------

                                   -- A-3 --




-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO AND CLASS             SHAREHOLDER NAME AND ADDRESS                             NUMBER OF SHARES OF   PERCENTAGE OF
                                                                                             CLASS OWNED         SHARES OF
                                                                                                                CLASS OWNED
------------------------------- ------------------------------------------------------- --------------------- ---------------
BOGLE SMALL CAP GROWTH FUND     National Investors Services Corp.                              544,256.41         10.96%
-INVESTOR SHARES                for the Exclusive Benefit of Our Customers
                                55 Water Street
                                32nd floor
                                New York, NY 10041-3299
------------------------------- ------------------------------------------------------- --------------------- ---------------
BOGLE SMALL CAP GROWTH FUND     Charles Schwab & Co, Inc.                                    2,464,613.42         56.78%
-INSTITUTIONAL SHARES           Special Custody Account
                                for the Benefit of Customers
                                Attn: Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104-4122
------------------------------- ------------------------------------------------------- --------------------- ---------------
SCHNEIDER SMALL CAP VALUE FUND  Charles Schwab & Co, Inc.                                    1,137,779.26         35.18%
                                Special Custody Account
                                for the Benefit of Customers
                                Attn: Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------------------------

                                   -- A-4 --

                               FORM OF PROXY CARD

                               THE RBB FUND, INC.


            IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. EVERY
                        SHAREHOLDER'S VOTE IS IMPORTANT.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE RBB FUND, INC. (THE "FUND") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF THE FUND, BELLEVUE PARK CORPORATE CENTER, 400 BELLEVUE PARKWAY, 4TH FLOOR, WILMINGTON, DELAWARE 19809, ON FRIDAY, AUGUST 30, 2002, AT 10:00 A.M. (EASTERN TIME) OR AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

         The undersigned hereby appoints Timothy K. Biedrzycki, Edward J. Roach and Nancy P. O'Hara, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments or postponements thereof, all shares of common stock of the Fund held of record by the undersigned on the record date for the Meeting, upon the following matters, and upon any other matter which may properly come before the Meeting, at their discretion.

                                      PLEASE SIGN, DATE AND RETURN PROMPTLY.
                                                  RECEIPT OF NOTICE OF ANNUAL
                                                  MEETING AND PROXY STATEMENT IS
                                                  HEREBY ACKNOWLEDGED.

                                                  Date:
                                                       -------------------------

                                                  ------------------------------


                                                  ------------------------------

                                                  Sign here exactly as name(s)
                                                  appear(s) on left


                                                     IMPORTANT - Joint owners
                                                  should EACH sign individually.
                                                  When signing as attorney,
                                                  trustee, executor,
                                                  administrator or guardian
                                                  please give your FULL title.
                                                  Corporate proxies should be
                                                  signed in full corporate name
                                                  by an authorized officer.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.


EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS LISTED.


     1.    Election of Directors:  (01) Julian A. Brodsky       (04) Arnold M. Reichman
                                   (02) J. Richard Carnall      (05) Robert Sablowsky
                                   (03) Francis J. McKay        (06) Marvin E. Sternberg


           |_| FOR all nominees listed (except as marked to the contrary)

           |_|      WITHHOLD AUTHORITY to vote for all nominees listed

                    (INSTRUCTION:   TO  WITHHOLD   AUTHORITY  TO  VOTE  FOR  ANY
                    INDIVIDUAL NOMINEE, WRITE THE NAME(S) OR NUMBER(S) ON THE LINE PROVIDED BELOW

                    --------------------------------------------------


    2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.



           WE NEED YOUR PROXY VOTE IMMEDIATELY. YOUR PROMPT ATTENTION
        TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER
                                 SOLICITATION.

            PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.